SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported): August 7, 2002

DIEBOLD LOGO

DIEBOLD, INCORPORATED
(Exact name of registrant as specified in its charter)

Ohio	1-4879	34-0183970

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5995 Mayfair Road, P.O. Box 3077, North Canton, Ohio	44720-8077

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(330) 490-4000

Item 9. Regulation FD Disclosure
SIGNATURE
Ex 99.1 Statement Under Oath of Prin Exec Office
Ex 99.2 Statement Under Oath of Prin Exec Office

Item 9. Regulation FD Disclosure

     On August 7, 2002, Walden W. O’Dell, Chairman of the Board, President and Chief Executive Officer (Principal Executive Officer) and Gregory T. Geswein, Senior Vice President and Chief Financial Officer (Principal Financial Officer), each submitted to the Securities and Exchange Commission sworn statements pursuant to Securities and Exchange Commission Order No. 4-460. A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2). In addition, these statements will be available on Diebold’s web site, www.diebold.com.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIEBOLD, INCORPORATED (Registrant)

Date: August 7, 2002	By: /s/Gregory T. Geswein
Gregory T. Geswein Senior Vice President and Chief Financial Officer (Principal Accounting and Financial Officer)

Exhibit Index

Exhibit (99.1): Statement Under Oath of Principal Executive Officer dated August 7, 2002

Exhibit (99.2): Statement Under Oath of Principal Financial Officer dated August 7, 2002